December 10, 1997

<<CONTACT>>
<<TITLE>>
<<COMPANY_NAME>>
<<ADDRESS1>>
<<ADDRESS2>>
<<ADDRESS3>>
<<CITY>> <<STATE>> <<ZIPCODE>>
                                                        Re: Plan Number -
                                  <<PLAN>><<AutoMergeField>><<COMPANION>>

Dear <<SALUTATION>>:

On January 15, 1998, a Prudential Active Balanced Fund Shareholder Meeting will be held to approve the reorganization of the Prudential Active Balanced Fund, currently a portfolio of Prudential Dryden Fund. This reorganization is for administrative purposes and will involve the transfer of all Prudential Active Balanced Fund assets to the Prudential Jennison Active Balanced Fund, a portfolio of Prudential Jennison Series Fund, Inc.

As described in proxy statement/prospectus you will be receiving in the next week or so, there are no changes to fund objectives, fees, or any other significant fund characteristics. If approved, the new fund name will appear on quarterly statements following the Shareholder Meeting.

We at Prudential remain dedicated to meeting your retirement plan needs. As always, please feel free to call <<REP>>, your Account Executive, at
<<REP_PHONE>>, or any other  member of your Prudential team with questions you may have regarding this transaction.

Sincerely,

GERARD P. PERNOT

December 10, 1997

<<CONTACT>>
<<TITLE>>
<<COMPANY_NAME>>
<<ADDRESS1>>
<<ADDRESS2>>
<<ADDRESS3>>
<<CITY>> <<STATE>> <<ZIPCODE>>
                                                        Re: Plan Number -
                                  <<PLAN>><<AutoMergeField>><<COMPANION>>

Dear <<SALUTATION>>:

On January 15, 1998, a Prudential Active Balanced Fund Shareholder Meeting will be held to approve the reorganization of the Prudential Active Balanced Fund, currently a portfolio of Prudential Dryden Fund. This reorganization is for administrative purposes and will involve the transfer of all Prudential Active Balanced Fund assets to the Prudential Jennison Active Balanced Fund, a portfolio of Prudential Jennison Series Fund, Inc.

As described in the proxy statement/prospectus discussing the relevant transaction in detail, there are no changes to fund objectives, fees, or any other significant fund characteristics. If approved, the new fund name will appear on quarterly statements following the Shareholder Meeting.

Although you are not voting on this transaction, enclosed for your information is a copy of the relevant proxy statement/prospectus and supplemental materials which were sent to your participants who will be voting.

We at Prudential remain dedicated to meeting your retirement plan needs. As always, please feel free to call <<REP>>, your Account Executive, at
<<REP_PHONE>>, or any other member of your Prudential team with questions you may have regarding this transaction.

Sincerely,

GERARD P. PERNOT

Enclosures

December 10, 1997

<<CONTACT>>
<<TITLE>>
<<COMPANY_NAME>>
<<ADDRESS1>>
<<ADDRESS2>>
<<ADDRESS3>>
<<CITY>> <<STATE>> <<ZIPCODE>>
                                                        Re: Plan Number -
                                  <<PLAN>><<AutoMergeField>><<COMPANION>>

Dear <<SALUTATION>>:

On January 15, 1998, a Prudential Active Balanced Fund Shareholder Meeting will be held to approve the reorganization of the Prudential Active Balanced Fund, currently a portfolio of Prudential Dryden Fund. This reorganization is for administrative purposes and will involve the transfer of all Prudential Active Balanced Fund assets to the Prudential Jennison Active Balanced Fund, a portfolio of Prudential Jennison Series Fund, Inc.

As described in the enclosed proxy statement/prospectus discussing the relevant transaction in detail, there are no changes to fund objectives, fees, or any other significant fund characteristics. The Prudential Trust Company serves as Trustee for your Plan and will vote the shares held for your Plan in accordance with your direction. Please indicate your voting instructions on the enclosed form, sign, and return it in the envelope provided no later than January 9, 1998.

If approved, the new fund name will appear on quarterly statements following the Shareholder Meeting. No further action in this regard will be required on your part.

We at Prudential remain dedicated to meeting your retirement plan needs. As always, please feel free to call <<REP>>, your Account Executive, at
<<REP_PHONE>>, or any other member of your Prudential team with questions you may have regarding this transaction.

Sincerely,

GERARD P. PERNOT

Enclosures

                        Prudential Trust Company

                         Authorization Form

This is to authorize the Prudential Trust Company to vote the shares invested in the Prudential Active Balanced Fund as follows:


         [] APPROVE        [] DISAPPROVE        [] ABSTAIN



             007908
-----------------------------           ---------------------------
          Plan Number                            Plan Name


-----------------------------           ---------------------------
          Signature                              Date